Exhibit 99.2

FREDDIE MAC 2008 FINANCIAL RESULTS FINANCIAL STATEMENTS AND CORE TABLES

TABLE OF CONTENTS

Table	GAAP Financial Statements	Page

	Consolidated Statements of Operations	2
	Consolidated Balance Sheets	3
	Consolidated Statements of Stockholders’ Equity (Deficit)	4

	GAAP Financial Results

1A	Net Interest Yield Analysis	5
1B	Net Interest Income	6
2	Non-Interest Income (Loss)	7
3	Management and Guarantee Income & Related Information	8
4	Derivatives Not in Hedge Accounting Relationships	9
5	Non-Interest Expense	10
6	Credit Quality Indicators	11
7	Single-Family Non-Credit-Enhanced Delinquency and Foreclosure Activity by Region	12
8	Real Estate Owned (REO) Activity	13

FREDDIE MAC
CONSOLIDATED STATEMENTS OF OPERATIONS

		Year Ended December 31,
Line:		2008	2007	2006
		(dollars in millions, except
		share-related amounts)
	Interest income
1	Investments in securities	$35,067	$36,587	$36,021
2	Mortgage loans	5,369	4,449	4,152
	Other:
3	Cash and cash equivalents	618	594	622
4	Federal funds sold and securities purchased under agreements to resell	423	1,280	1,469

5	Total other	1,041	1,874	2,091

6	Total interest income	41,477	42,910	42,264

	Interest expense
7	Short-term debt	(6,800)	(8,916)	(8,665)
8	Long-term debt	(26,532)	(29,148)	(28,218)

9	Total interest expense on debt	(33,332)	(38,064)	(36,883)
10	Due to Participation Certificate investors	—	(418)	(387)

11	Total interest expense	(33,332)	(38,482)	(37,270)
12	Expense related to derivatives	(1,349)	(1,329)	(1,582)

13	Net interest income	6,796	3,099	3,412

	Non-interest income (loss)
14	Management and guarantee income (includes interest on guarantee asset of $1,121, $549 and $580, respectively)	3,370	2,635	2,393
15	Gains (losses) on guarantee asset	(7,091)	(1,484)	(978)
16	Income on guarantee obligation	4,826	1,905	1,519
17	Derivative gains (losses)	(14,954)	(1,904)	(1,173)
18	Gains (losses) on investment activity	(16,108)	294	(473)
19	Gains (losses) on foreign-currency denominated debt recorded at fair value	406	—	—
20	Gains (losses) on debt retirement	209	345	466
21	Recoveries on loans impaired upon purchase	495	505	—
22	Foreign-currency gains (losses), net	—	(2,348)	96
23	Low-income housing tax credit partnerships	(453)	(469)	(407)
24	Other income	125	246	236

25	Non-interest income (loss)	(29,175)	(275)	1,679

	Non-interest expense
26	Salaries and employee benefits	(828)	(828)	(784)
27	Professional services	(262)	(392)	(399)
28	Occupancy expense	(67)	(64)	(61)
29	Other administrative expenses	(348)	(390)	(397)

30	Total administrative expenses	(1,505)	(1,674)	(1,641)
31	Provision for credit losses	(16,432)	(2,854)	(296)
32	Real estate owned operations expense	(1,097)	(206)	(60)
33	Losses on certain credit guarantees	(17)	(1,988)	(406)
34	Losses on loans purchased	(1,634)	(1,865)	(148)
35	Securities administrator loss on investment activity	(1,082)	—	—
36	Minority interest in earnings (loss) of consolidated subsidiaries	(8)	8	(58)
37	Other expenses	(415)	(222)	(200)

38	Non-interest expense	(22,190)	(8,801)	(2,809)

39	Income (loss) before income tax (expense) benefit	(44,569)	(5,977)	2,282
40	Income tax (expense) benefit	(5,550)	2,883	45

41	Net income (loss)	$(50,119)	$(3,094)	$2,327

42	Preferred stock dividends and issuance costs on redeemed preferred stock (including $—, $6 and $— of issuance costs on redeemed preferred stock, respectively)	(675)	(404)	(270)
43	Amount allocated to participating security option holders	(1)	(5)	(6)

44	Net income (loss) available to common stockholders	$(50,795)	$(3,503)	$2,051

	Earnings (loss) per common share:
45	Basic	$(34.60)	$(5.37)	$3.01
46	Diluted	$(34.60)	$(5.37)	$3.00
	Weighted average common shares outstanding (in thousands):
47	Basic	1,468,062	651,881	680,856
48	Diluted	1,468,062	651,881	682,664
49	Dividends per common share	$0.50	$1.75	$1.91

FREDDIE MAC
CONSOLIDATED BALANCE SHEETS

		December 31,
Line:		2008	2007
		(dollars in millions, except
		share-related amounts)
	Assets
1	Cash and cash equivalents	$45,326	$8,574
2	Restricted cash	953	96
3	Federal funds sold and securities purchased under agreements to resell	10,150	6,562

	Investments in securities:
4	Available-for-sale, at fair value (includes $21,302 and $17,010, respectively, pledged as collateral that may be repledged)	458,898	650,766
5	Trading, at fair value	190,361	14,089

6	Total investments in securities	649,259	664,855
	Mortgage loans:
7	Held-for-sale, at lower-of-cost-or-fair-value (except $401 at fair value at December 31, 2008)	16,247	3,685
8	Held-for-investment, at amortized cost (net of allowances for loan losses of $690 and $256, respectively)	91,344	76,347

9	Total mortgage loans, net	107,591	80,032
10	Accounts and other receivables, net	6,337	4,927
11	Derivative assets, net	955	827
12	Guarantee asset, at fair value	4,847	9,591
13	Real estate owned, net	3,255	1,736
14	Deferred tax assets, net	15,351	10,304
15	Low-income housing tax credit partnerships equity investments	4,145	4,568
16	Other assets	2,794	2,296

17	Total assets	$850,963	$794,368

	Liabilities and stockholders’ equity (deficit)
18	Accrued interest payable	$6,504	$7,864

	Debt, net:
19	Short-term debt (includes $1,638 at fair value at December 31, 2008)	435,114	295,921
20	Long-term debt (includes $11,740 at fair value at December 31, 2008)	407,907	442,636

21	Total debt, net	843,021	738,557
22	Guarantee obligation	12,098	13,712
23	Derivative liabilities, net	2,277	582
24	Reserve for guarantee losses on Participation Certificates	14,928	2,566
25	Other liabilities	2,772	4,187

26	Total liabilities	881,600	767,468

27	Commitments and contingencies
28	Minority interests in consolidated subsidiaries	94	176

	Stockholders’ equity (deficit)
29	Senior preferred stock, at redemption value	14,800	—
30	Preferred stock, at redemption value	14,109	14,109
31	Common stock, $0.00 and $0.21 par value, 4,000,000,000 and 806,000,000 shares authorized, 725,863,886 shares issued and 647,260,293 shares and 646,266,701 shares outstanding, respectively	—	152
32	Additional paid-in capital	19	871
33	Retained earnings (accumulated deficit)	(23,191)	26,909
	Accumulated other comprehensive income (loss), or AOCI, net of taxes, related to:
34	Available-for-sale securities	(28,510)	(7,040)
35	Cash flow hedge relationships	(3,678)	(4,059)
36	Defined benefit plans	(169)	(44)

37	Total AOCI, net of taxes	(32,357)	(11,143)
38	Treasury stock, at cost, 78,603,593 shares and 79,597,185 shares, respectively	(4,111)	(4,174)

39	Total stockholders’ equity (deficit)	(30,731)	26,724

40	Total liabilities and stockholders’ equity (deficit)	$850,963	$794,368

FREDDIE MAC
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (DEFICIT)

		Year Ended December 31,
		2008		2007		2006
Line:		Shares	Amount	Shares	Amount	Shares	Amount
		(dollars in millions)
	Senior preferred stock, at redemption value
1	Balance, beginning of year	—	$—	—	$—	—	$—
2	Senior preferred stock issuance	1	1,000	—	—	—	—
3	Increase in liquidation preference	—	13,800	—	—	—	—

4	Senior preferred stock, end of year	1	14,800	—	—	—	—

	Preferred stock, at redemption value
5	Balance, beginning of year	464	14,109	132	6,109	92	4,609
6	Preferred stock issuances	—	—	344	8,600	40	1,500
7	Preferred stock redemptions	—	—	(12)	(600)	—	—

8	Preferred stock, end of year	464	14,109	464	14,109	132	6,109

	Common stock, par value
9	Balance, beginning of year	726	152	726	152	726	152
10	Adjustment to par value	—	(152)	—	—	—	—

11	Common stock, end of year	726	—	726	152	726	152

	Additional paid-in capital
12	Balance, beginning of year		871		962		924
13	Stock-based compensation		74		81		60
14	Income tax benefit from stock-based compensation		(16)		—		9
15	Preferred stock issuance costs		—		(116)		(15)
16	Common stock issuances		(66)		(42)		(15)
17	Real Estate Investment Trust preferred stock repurchase		4		(14)		(1)
18	Adjustment to common stock par value		152		—		—
19	Common stock warrant issuance		2,304		—		—
20	Commitment from the U.S. Department of the Treasury		(3,304)		—		—

21	Additional paid-in capital, end of year		19		871		962

	Retained earnings (accumulated deficit)
22	Balance, beginning of year		26,909		31,372		30,638
23	Cumulative effect of change in accounting principle, net of taxes		1,023		181		(13)

24	Balance, beginning of year, as adjusted		27,932		31,553		30,625
25	Net income (loss)		(50,119)		(3,094)		2,327
26	Senior preferred stock dividends declared		(172)		—		—
27	Preferred stock dividends declared		(503)		(398)		(270)
28	Common stock dividends declared		(329)		(1,152)		(1,310)

29	Retained earnings (accumulated deficit), end of year		(23,191)		26,909		31,372

	AOCI, net of taxes
30	Balance, beginning of year		(11,143)		(8,451)		(9,352)
31	Cumulative effect of change in accounting principle, net of taxes		(850)		—		—

32	Balance, beginning of year, as adjusted		(11,993)		(8,451)		(9,352)
33	Changes in unrealized gains (losses) related to available-for-sale securities, net of reclassification adjustments		(20,616)		(3,708)		(267)
34	Changes in unrealized gains (losses) related to cash flow hedge relationships, net of reclassification adjustments		377		973		1,254
35	Changes in defined benefit plans		(125)		43		(2)

36	Change in other comprehensive income (loss), net of taxes, net of reclassification adjustments		(20,364)		(2,692)		985
37	Adjustment to initially apply Statement of Financial Accounting Standard No. 158, net of tax		—		—		(84)

38	AOCI, net of taxes, end of year		(32,357)		(11,143)		(8,451)

	Treasury stock, at cost
39	Balance, beginning of year	80	(4,174)	65	(3,230)	33	(1,280)
40	Common stock issuances	(1)	63	(1)	56	(1)	50
41	Common stock repurchases	—	—	16	(1,000)	33	(2,000)

42	Treasury stock, end of year	79	(4,111)	80	(4,174)	65	(3,230)

43	Total stockholders’ equity (deficit)		$(30,731)		$26,724		$26,914

	Comprehensive income (loss)
44	Net income (loss)		$(50,119)		$(3,094)		$2,327
45	Changes in other comprehensive income (loss), net of taxes, net of reclassification adjustments		(20,364)		(2,692)		985

46	Total comprehensive income (loss)		$(70,483)		$(5,786)		$3,312

FREDDIE MAC
NET INTEREST YIELD ANALYSIS
TABLE 1A
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	2007	2008
	Net Interest Income:

1	Net interest income	$771	$793	$761	$774	$798	$1,529	$1,844	$2,625	$3,099	$6,796
2	Fully taxable-equivalent adjustments(1)	95	99	98	100	107	105	98	94	392	404

3	Net interest income (fully taxable-equivalent basis)	$866	$892	$859	$874	$905	$1,634	$1,942	$2,719	$3,491	$7,200

	Average Balances:

4	Mortgage loans(2)	$66,583	$67,994	$71,163	$77,821	$84,291	$89,813	$95,174	$105,316	$70,890	$93,649
5	Mortgage-related securities(3)	643,853	648,023	655,215	636,283	628,721	664,727	676,197	677,379	645,844	661,756

6	Total mortgage-related investments portfolio	710,436	716,017	726,378	714,104	713,012	754,540	771,371	782,695	716,734	755,405
7	Non-mortgage-related securities(3)(4)	38,874	38,135	31,249	22,637	30,565	26,935	11,658	9,869	32,724	19,757
8	Cash and cash equivalents(4)	9,867	10,971	12,886	11,020	8,891	27,126	35,735	40,799	11,186	28,137
9	Federal funds sold and securities purchased under agreements to resell(4)	26,482	24,887	27,046	19,463	14,435	20,660	29,379	27,599	24,469	23,018

10	Total interest-earning assets	785,659	790,010	797,559	767,224	766,903	829,261	848,143	860,962	785,113	826,317
11	Short-term debt	171,249	172,592	175,407	178,426	204,650	240,119	241,150	292,357	174,418	244,569
12	Long-term debt	580,146	581,482	588,936	557,328	538,295	569,443	589,377	547,931	576,973	561,261

13	Total debt	751,395	754,074	764,343	735,754	742,945	809,562	830,527	840,288	751,391	805,830
14	Due to Participation Certificate investors(5)	7,667	9,061	7,401	7,149	—	—	—	—	7,820	—

15	Total interest-bearing liabilities	759,062	763,135	771,744	742,903	742,945	809,562	830,527	840,288	759,211	805,830
16	Net non-interest-bearing funding	26,597	26,875	25,815	24,321	23,958	19,699	17,616	20,674	25,902	20,487

17	Total funding of interest-earning assets	$785,659	$790,010	$797,559	$767,224	$766,903	$829,261	$848,143	$860,962	$785,113	$826,317

	Yield/Cost:

18	Mortgage loans	6.40%	6.32%	6.20%	6.19%	5.90%	5.88%	5.72%	5.49%	6.28%	5.73%
19	Mortgage-related securities	5.31	5.42	5.46	5.42	5.17	5.04	5.08	5.41	5.40	5.18
20	Total mortgage-related investments portfolio	5.41	5.51	5.53	5.50	5.26	5.14	5.16	5.42	5.49	5.25
21	Non-mortgage-related securities	5.07	5.13	5.32	5.25	4.10	3.31	4.40	5.67	5.18	4.07
22	Cash and cash equivalents	5.33	5.28	5.39	4.92	3.90	2.60	2.51	1.17	5.31	2.19
23	Federal funds sold and securities purchased under agreements to resell	5.26	5.31	5.41	4.83	3.31	2.29	2.18	0.36	5.23	1.84
24	Yield on total interest-earning assets	5.39	5.47	5.51	5.46	5.16	4.93	4.93	5.06	5.46	5.02
25	Short-term debt	(5.16)	(5.16)	(5.12)	(4.75)	(3.95)	(2.70)	(2.38)	(2.21)	(5.11)	(2.78)
26	Long-term debt	(4.95)	(5.04)	(5.10)	(5.10)	(4.99)	(4.71)	(4.60)	(4.59)	(5.05)	(4.73)
27	Total debt	(5.00)	(5.07)	(5.10)	(5.02)	(4.70)	(4.11)	(3.96)	(3.76)	(5.07)	(4.14)
28	Due to Participation Certificate investors(5)	(5.37)	(5.32)	(5.31)	(5.41)	—	—	—	—	(5.35)	—
29	Cost of interest-bearing liabilities	(5.00)	(5.07)	(5.10)	(5.02)	(4.70)	(4.11)	(3.96)	(3.76)	(5.07)	(4.14)
30	Expense related to derivatives	(0.17)	(0.17)	(0.17)	(0.18)	(0.18)	(0.17)	(0.18)	(0.15)	(0.17)	(0.17)
31	Impact of net non-interest-bearing funding	0.17	0.18	0.17	0.17	0.15	0.10	0.09	0.09	0.17	0.11
32	Total funding of interest-earning assets	(5.00)	(5.06)	(5.10)	(5.03)	(4.73)	(4.18)	(4.05)	(3.82)	(5.07)	(4.20)
33	Net interest yield	0.39	0.41	0.41	0.43	0.43	0.75	0.88	1.24	0.39	0.82
34	Fully taxable-equivalent adjustments(1)	0.05	0.05	0.05	0.05	0.05	0.05	0.05	0.04	0.05	0.05
35	Net interest yield (fully taxable-equivalent basis)	0.44%	0.46%	0.46%	0.48%	0.48%	0.80%	0.93%	1.28%	0.44%	0.87%

(1)	The determination of net interest income/yield (fully taxable-equivalent basis), which reflects fully taxable-equivalent adjustments to interest income, involves the conversion of tax-exempt sources of interest income to the equivalent amounts of interest income that would be necessary to derive the same net return if the investments had been subject to income taxes using our federal statutory tax rate of 35%.
(2)	Non-performing loans, where interest income is recognized when collected, are included in average balances.
(3)	For securities, we calculate average balances based on their unpaid principal balance plus their associated deferred fees and costs (e.g., premiums and discounts), but exclude the effects of mark-to-fair-value changes.
(4)	Certain prior period amounts have been adjusted to conform to the current year presentation.
(5)	As a result of the creation of the securitization trusts in December of 2007, due to Participation Certificate investors interest expense is now recorded in trust management fees within other income on our consolidated statements of operations.

FREDDIE MAC
NET INTEREST INCOME
TABLE 1B
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	2007	2008
	Net Interest Income:
1	Contractual amounts of net interest income	$1,575	$1,483	$1,526	$1,454	$1,511	$2,267	$2,529	$2,694	$6,038	$9,001
	Amortization income (expense), net:(1)
2	Accretion of impairments on available-for-sale securities(2)	—	1	3	—	—	—	81	470	4	551
3	Asset-related amortization	(150)	(18)	(84)	(20)	(58)	(90)	(135)	24	(272)	(259)
4	Long-term debt-related amortization	(323)	(342)	(351)	(326)	(326)	(305)	(269)	(248)	(1,342)	(1,148)

5	Total amortization income (expense), net	(473)	(359)	(432)	(346)	(384)	(395)	(323)	246	(1,610)	(856)
	Expense related to derivatives:
6	Amortization of deferred balances in AOCI(3)	(331)	(331)	(333)	(334)	(327)	(307)	(308)	(315)	(1,329)	(1,257)
	Accrual of periodic settlements of derivatives:(4)
7	Pay-fixed swaps	—	—	—	—	(2)	(36)	(54)	—	—	(92)

8	Total accrual of periodic settlements of derivatives	—	—	—	—	(2)	(36)	(54)	—	—	(92)

9	Total expense related to derivatives	(331)	(331)	(333)	(334)	(329)	(343)	(362)	(315)	(1,329)	(1,349)

10	Net interest income	771	793	761	774	798	1,529	1,844	2,625	3,099	6,796
11	Fully taxable-equivalent adjustments	95	99	98	100	107	105	98	94	392	404

12	Net interest income (fully taxable-equivalent basis)	$866	$892	$859	$874	$905	$1,634	$1,942	$2,719	$3,491	$7,200

(1)	Represents amortization related to premiums, discounts, deferred fees and other adjustments to the carrying value of our financial instruments and the reclassification of previously deferred balances from AOCI for certain derivatives in cash flow hedge relationships related to individual debt issuances and mortgage purchase transactions.
(2)	We estimate that the future expected principal and interest shortfall on impaired available-for-sale securities will be significantly less than the probable impairment loss required to be recorded under GAAP, as we expect these shortfalls to be less than the recent fair value declines. The portion of the impairment charges associated with these expected recoveries is recognized as net interest income in future periods.
(3)	Represents changes in fair value of derivatives in cash flow hedge relationships that were previously deferred in AOCI and have been reclassified to earnings as the associated hedged forecasted issuance of debt and mortgage purchase transactions affect earnings.
(4)	Reflects the accrual of periodic cash settlements of all derivatives in qualifying hedge accounting relationships.

FREDDIE MAC
NON-INTEREST INCOME (LOSS)
TABLE 2
(unaudited)
(dollars in millions)

										Full-Year
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	2007	2008
	Non-Interest Income (Loss):
1	Management and guarantee income	$628	$591	$718	$698	$789	$757	$832	$992	$2,635	$3,370
2	Gains (losses) on guarantee asset	(523)	820	(465)	(1,316)	(1,394)	1,114	(1,722)	(5,089)	(1,484)	(7,091)
3	Income on guarantee obligation	430	474	473	528	1,169	769	783	2,105	1,905	4,826
	Derivative gains (losses):
	Foreign-currency denominated derivatives gains (losses)(1):
4	Foreign-currency swaps gains (losses)	198	332	1,155	656	1,237	(48)	(1,578)	(195)	2,341	(584)
5	Receive-fixed swaps — foreign-currency denominated gains (losses)	(106)	(394)	157	8	193	(490)	228	558	(335)	489
6	U.S. dollar denominated derivatives gains (losses)	(655)	286	(1,612)	(2,261)	(1,330)	1,020	(1,448)	(11,806)	(4,242)	(13,564)
7	Accrual of periodic settlements	39	94	112	87	(345)	(367)	(282)	(301)	332	(1,295)

8	Total derivative gains (losses)	(524)	318	(188)	(1,510)	(245)	115	(3,080)	(11,744)	(1,904)	(14,954)
	Gains (losses) on investment activity:
9	Gains (losses) on trading securities(2)	26	20	257	203	971	(2,279)	(932)	3,195	506	955
10	Gains (losses) on sale of mortgage loans	17	3	19	(25)	71	(5)	31	20	14	117
11	Gains (losses) on sale of available-for-sale securities	34	(249)	228	219	215	38	287	6	232	546
12	Impairments on available-for-sale securities(3)	(57)	(294)	(1)	(13)	(71)	(1,040)	(9,106)	(7,465)	(365)	(17,682)
13	Lower-of-cost-or-fair-value adjustments	(2)	(20)	(25)	(46)	33	(41)	(20)	(2)	(93)	(30)
14	Gains (losses) on mortgage loans elected at fair value	—	—	—	—	—	—	(7)	(7)	—	(14)

15	Total gains (losses) on investment activity	18	(540)	478	338	1,219	(3,327)	(9,747)	(4,253)	294	(16,108)
	Gains (losses) on foreign-currency denominated debt recorded at fair value(1):
16	Translation gains (losses)	—	—	—	—	(1,214)	88	1,665	171	—	710
17	Market value adjustments	—	—	—	—	(171)	481	(165)	(449)	—	(304)

18	Total gains (losses) on foreign-currency denominated debt recorded at fair value	—	—	—	—	(1,385)	569	1,500	(278)	—	406
19	Gains (losses) on debt retirement	7	89	91	158	305	(29)	36	(103)	345	209
20	Recoveries on loans impaired upon purchase	35	72	125	273	226	121	91	57	505	495
21	Foreign-currency gains (losses), net(1)	(197)	(333)	(1,162)	(656)	—	—	—	—	(2,348)	—
22	Low-income housing tax credit partnerships	(108)	(135)	(111)	(115)	(117)	(108)	(121)	(107)	(469)	(453)
23	Other income	49	58	47	92	47	75	25	(22)	246	125

24	Total non-interest income (loss)	$(185)	$1,414	$6	$(1,510)	$614	$56	$(11,403)	$(18,442)	$(275)	$(29,175)

(1)	We adopted Statement of Financial Accounting Standards, or SFAS, No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities, Including an Amendment of FASB Statement No. 115,” on January 1, 2008. We initially elected the fair value option for our foreign-currency denominated debt. Due to this election, foreign currency exposure is now a component of gains (losses) on foreign-currency denominated debt recorded at fair value. Prior to that date, translation gains and losses on our foreign-currency denominated debt were reported in foreign-currency gains (losses), net in our consolidated statements of operations. We use a combination of foreign-currency swaps and foreign-currency denominated receive-fixed swaps to hedge the changes in fair value of our foreign-currency denominated debt related to fluctuations in exchange rates and interest rates.
(2)	Includes mark-to-fair value adjustments recorded in accordance with Emerging Issues Task Force, or EITF, 99-20, “Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets” on securities classified as trading. Certain prior period amounts have been adjusted to conform to the current year presentation.
(3)	Certain prior period amounts have been adjusted to conform to the current year presentation.

FREDDIE MAC
MANAGEMENT AND GUARANTEE INCOME & RELATED INFORMATION
TABLE 3
(unaudited)
(dollars in millions)

																		Full Year
Line:		1Q 2007		2Q 2007		3Q 2007		4Q 2007		1Q 2008		2Q 2008		3Q 2008		4Q 2008		2007		2008

	Management and Guarantee Income:

1	Contractual management and guarantee fees	$598		$629		$657		$707		$757		$778		$796		$793		$2,591		$3,124
2	Amortization of deferred fees included in other liabilities(1)	30		(38)		61		(9)		32		(21)		36		199		44		246

3	Total management and guarantee income	$628		$591		$718		$698		$789		$757		$832		$992		$2,635		$3,370

4	Contractual management and guarantee fees (annualized rate)	15.9	bp	16.1	bp	16.2	bp	16.8	bp	17.4	bp	17.5	bp	17.6	bp	17.5	bp	16.3	bp	17.5	bp
5	Amortization of deferred fees included in other liabilities (annualized rate)	0.8		(1.0)		1.5		(0.2)		0.8		(0.5)		0.8		4.4		0.3		1.4

6	Total management and guarantee income (annualized rate)	16.7	bp	15.1	bp	17.7	bp	16.6	bp	18.2	bp	17.0	bp	18.4	bp	21.9	bp	16.6	bp	18.9	bp

7	Unamortized balance of deferred fees included in other liabilities, at period end	$412		$451		$390		$410		$379		$403		$371		$176		$410		$176

	Gains (Losses) on Guarantee Asset:

8	Contractual management and guarantee fees	$(523)		$(553)		$(585)		$(627)		$(689)		$(720)		$(730)		$(732)		$(2,288)		$(2,871)
9	Portion related to imputed interest income	127		130		138		154		215		243		299		364		549		1,121

10	Return of investment on guarantee asset	(396)		(423)		(447)		(473)		(474)		(477)		(431)		(368)		(1,739)		(1,750)
11	Change in fair value of management and guarantee fees	(127)		1,243		(18)		(843)		(920)		1,591		(1,291)		(4,721)		255		(5,341)

12	Gains (losses) on guarantee asset	$(523)		$820		$(465)		$(1,316)		$(1,394)		$1,114		$(1,722)		$(5,089)		$(1,484)		$(7,091)

	Changes in Guarantee Asset, at Fair Value:

13	Beginning balance	$7,389		$7,602		$9,299		$9,867		$9,591		$9,134		$11,019		$9,679		$7,389		$9,591
14	Additions	736		877		1,033		1,040		937		858		382		262		3,686		2,439
15	Other(2)	—		—		—		—		—		(87)		—		(5)		—		(92)
16	Gains (losses) on guarantee asset	(523)		820		(465)		(1,316)		(1,394)		1,114		(1,722)		(5,089)		(1,484)		(7,091)

17	Ending balance	$7,602		$9,299		$9,867		$9,591		$9,134		$11,019		$9,679		$4,847		$9,591		$4,847

	Changes in Guarantee Obligation:

18	Beginning balance	$9,482		$10,097		$10,852		$11,888		$13,712		$13,669		$14,022		$13,874		$9,482		$13,712
19	Transfer-out to the loan loss reserve(3)	—		—		(1)		(6)		(6)		(6)		(3)		(3)		(7)		(18)
20	Deferred guarantee income of newly-issued guarantees(4)	1,045		1,229		1,510		2,358		1,132		1,255		638		341		6,142		3,366
21	Other(2)	—		—		—		—		—		(127)		—		(9)		—		(136)
22	Income on guarantee obligation	(430)		(474)		(473)		(528)		(1,169)		(769)		(783)		(2,105)		(1,905)		(4,826)

23	Ending balance	$10,097		$10,852		$11,888		$13,712		$13,669		$14,022		$13,874		$12,098		$13,712		$12,098

(1)	Amortization of deferred fees for guarantees issued after 2002 is recorded in income on guarantee obligation.
(2)	Represents a reduction associated with the extinguishment of our previously issued long-term credit guarantees upon conversion into either PCs or Structured Transactions within the same month.
(3)	Represents portions of the guarantee obligation that correspond to incurred credit losses reclassified to reserve for guarantee losses on PCs.
(4)	Beginning January 1, 2008, we adopted SFAS No. 157, “Fair Value Measurements.” This did not result in an immediate impact to our financial statements upon adoption; however, we began estimating the fair value of newly-issued guarantee obligations as an amount equal to the fair value of compensation received in the related securitization transaction as a practical expedient. As a result, we no longer record deferred gains nor immediate “day one” losses on most newly-issued guarantees.

FREDDIE MAC
DERIVATIVES NOT IN HEDGE ACCOUNTING RELATIONSHIPS
TABLE 4
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	2007	2008
	Derivative Gains (Losses):
	Call swaptions
1	Purchased	$(553)	$(1,168)	$1,657	$2,536	$3,240	$(2,542)	$1,824	$14,720	$2,472	$17,242
2	Written	2	48	(16)	(155)	(6)	27	(7)	—	(121)	14
	Put swaptions
3	Purchased	(8)	244	(70)	(170)	(125)	72	22	(1,064)	(4)	(1,095)
4	Written	(2)	(144)	27	47	3	(93)	154	92	(72)	156
	Receive-fixed swaps:
5	Foreign-currency denominated	(106)	(394)	157	8	193	(490)	228	558	(335)	489
6	U.S. dollar denominated	365	(3,106)	3,026	3,955	9,503	(7,204)	2,101	25,332	4,240	29,732

7	Total receive-fixed swaps	259	(3,500)	3,183	3,963	9,696	(7,694)	2,329	25,890	3,905	30,221
8	Pay-fixed swaps	(478)	4,531	(6,513)	(8,902)	(15,133)	11,259	(5,296)	(49,125)	(11,362)	(58,295)
9	Futures	19	(70)	105	88	647	(154)	(534)	(2,033)	142	(2,074)
10	Foreign-currency swaps(1)	198	332	1,155	656	1,237	(48)	(1,578)	(195)	2,341	(584)
11	Forward purchase and sale commitments	(5)	(66)	185	331	511	(243)	280	(660)	445	(112)
12	Other(2)	5	17	(13)	9	30	(102)	8	932	18	868

13	Subtotal	(563)	224	(300)	(1,597)	100	482	(2,798)	(11,443)	(2,236)	(13,659)
	Accrual of periodic settlements:
14	Receive-fixed swaps(3)	(58)	(37)	(66)	(166)	73	648	753	454	(327)	1,928
15	Pay-fixed swaps	148	155	182	218	(477)	(1,118)	(1,128)	(759)	703	(3,482)
16	Foreign-currency swaps	(52)	(25)	(5)	34	57	101	105	56	(48)	319
17	Other	1	1	1	1	2	2	(12)	(52)	4	(60)

18	Total accrual of periodic settlements	39	94	112	87	(345)	(367)	(282)	(301)	332	(1,295)

19	Total	$(524)	$318	$(188)	$(1,510)	$(245)	$115	$(3,080)	$(11,744)	$(1,904)	$(14,954)

(1)	Foreign-currency swaps are defined as swaps in which the net settlement is based on one leg calculated in a foreign-currency and the other leg calculated in U.S. dollars.
(2)	Consists of basis swaps, certain option-based contracts (including written options), interest-rate caps, swap guarantee derivatives and credit derivatives. Includes $27 million loss related to the bankruptcy of Lehman Brothers Holdings, Inc. for both the third quarter and the full year of 2008.
(3)	Includes imputed interest on zero-coupon swaps.

FREDDIE MAC
NON-INTEREST EXPENSE
TABLE 5
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	2007	2008
	Non-Interest Expense:
	Administrative expenses:
1	Salaries and employee benefits	$213	$227	$216	$172	$231	$241	$133	$223	$828	$828
2	Professional services	89	104	103	96	72	55	61	74	392	262
3	Occupancy expense	14	16	16	18	15	18	16	18	64	67
4	Other administrative expenses	87	95	93	115	79	90	98	81	390	348

5	Total administrative expenses	403	442	428	401	397	404	308	396	1,674	1,505

6	Provision for credit losses	248	447	1,372	787	1,240	2,537	5,702	6,953	2,854	16,432
7	Real estate owned operations expense	14	16	51	125	208	265	333	291	206	1,097
8	Losses on certain credit guarantees(1)	177	150	392	1,269	15	—	2	—	1,988	17
9	Losses on loans purchased(2)	216	264	649	736	51	120	252	1,211	1,865	1,634
10	Securities administrator loss on investment activity(3)	—	—	—	—	—	—	1,082	—	—	1,082
11	Minority interests in (earnings) loss of consolidated subsidiaries	9	9	4	(30)	3	5	—	—	(8)	8
12	Other expenses	49	56	63	54	72	106	86	151	222	415

13	Total non-interest expense	$1,116	$1,384	$2,959	$3,342	$1,986	$3,437	$7,765	$9,002	$8,801	$22,190

(1)	Consist of losses recognized upon issuance of a PC when the fair value of the guarantee obligation exceeds the fair value of the guarantee asset (including upfront fees paid or received). Beginning January 1, 2008, we began estimating the fair value of newly-issued guarantee obligations as an amount equal to the fair value of compensation received in the related securitization transaction. As a result, we no longer record deferred gains nor do we record immediate “day one,” losses on most newly-issued guarantees.
(2)	Represent losses on non-performing mortgage loans purchased under our financial guarantees. Effective December 2007, we made certain operational changes for purchasing delinquent loans from PC pools, which reduced the number of these loans we purchase and, consequently, the amount of our losses on loans purchased during the first three quarters of 2008. Increased credit deterioration in the single-family loans we guarantee combined with the effects of higher volumes of loan modifications led to substantial increases in these losses beginning in the fourth quarter of 2008.
(3)	In accordance with PC trust agreements, we manage the funds of the securitization trusts created for administration of remittances on our PCs. To the extent there is an investment loss related to these funds, we, as the administrator, make up the shortfall. We recognized losses during 2008 on loans made to Lehman Brothers Holdings, Inc., on the trusts’ behalf.

FREDDIE MAC
CREDIT QUALITY INDICATORS
TABLE 6
(unaudited)
(dollars in millions)

										Full Year
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	2007	2008

	Credit Enhancements:

1	Credit-enhanced percentage of new business purchases	14%	18%	22%	28%	25%	19%	23%	16%	21%	21%
2	Credit-enhanced percentage of total mortgage portfolio(1) (period end)	16%	16%	16%	17%	17%	18%	18%	18%	17%	18%

	Delinquencies (at period end):(2)(3)

	Single-family:
	Non-credit-enhanced portfolio
3	Delinquency rate	0.25%	0.26%	0.34%	0.45%	0.54%	0.67%	0.87%	1.26%	0.45%	1.26%
4	Total number of delinquent loans	23,173	25,307	32,823	44,948	54,923	68,080	88,786	127,569	44,948	127,569
	Credit-enhanced portfolio
5	Delinquency rate	1.18%	1.17%	1.34%	1.62%	1.81%	2.10%	2.75%	3.79%	1.62%	3.79%
6	Total number of delinquent loans	22,285	22,602	27,123	34,621	39,942	47,216	62,729	85,719	34,621	85,719
	Total single-family portfolio
7	Delinquency rate	0.40%	0.42%	0.51%	0.65%	0.77%	0.93%	1.22%	1.72%	0.65%	1.72%
8	Total number of delinquent loans	45,458	47,909	59,946	79,569	94,865	115,296	151,515	213,288	79,569	213,288
	Multifamily:
9	Delinquency rate	0.06%	0.05%	0.06%	0.02%	0.01%	0.04%	0.01%	0.01%	0.02%	0.01%
10	Net carrying value of delinquent loans	$32	$30	$32	$10	$7	$34	$12	$12	$10	$12

	Foreclosure alternatives(3)(4) (number of units):

11	Repayment plans	11,072	9,031	8,771	9,935	12,387	10,691	10,270	8,714	38,809	42,062
12	Loan modifications	1,902	2,179	1,752	2,272	4,246	4,687	8,456	17,695	8,105	35,084
13	Forbearance agreements	1,063	740	673	632	817	785	828	1,762	3,108	4,192
14	Pre-foreclosure sales	404	530	504	571	831	1,252	1,911	2,375	2,009	6,369

15	Total foreclosure alternatives	14,441	12,480	11,700	13,410	18,281	17,415	21,465	30,546	52,031	87,707

	Non-performing assets(3)(5) (at period end):

16	Non-performing mortgage loans	$9,093	$9,890	$12,168	$16,710	$20,535	$25,287	$32,671	$45,130	$16,710	$45,130
17	REO assets, net	878	1,020	1,321	1,736	2,214	2,580	3,224	3,255	1,736	3,255

18	Total non-performing assets	$9,971	$10,910	$13,489	$18,446	$22,749	$27,867	$35,895	$48,385	$18,446	$48,385

	REO Operations Expense:

19	Single-family	$(14)	$(16)	$(50)	$(125)	$(208)	$(265)	$(333)	$(291)	$(205)	$(1,097)
20	Multifamily	—	—	(1)	—	—	—	—	—	(1)	—

21	Total	$(14)	$(16)	$(51)	$(125)	$(208)	$(265)	$(333)	$(291)	$(206)	$(1,097)

	Loan Loss Reserves:(6)

22	Beginning balance	$619	$803	$1,138	$2,312	$2,822	$3,872	$5,813	$10,220	$619	$2,822
23	Provision for credit losses(7)	248	447	1,372	787	1,240	2,537	5,702	6,953	2,854	16,432
24	Charge-offs — single-family, net	(30)	(36)	(32)	(36)	(163)	(451)	(856)	(815)	(134)	(2,285)
25	Charge-offs — multifamily, net	—	—	(2)	(1)	—	—	(5)	(3)	(3)	(8)
26	Transfers, net	(34)	(76)	(164)	(240)	(27)	(145)	(434)	(737)	(514)	(1,343)

27	Ending balance	$803	$1,138	$2,312	$2,822	$3,872	$5,813	$10,220	$15,618	$2,822	$15,618

	Total Credit Losses:(8)

28	Total credit losses	$58	$79	$126	$236	$528	$810	$1,275	$1,154	$499	$3,767
29	Annualized credit losses / average total mortgage portfolio(9)	1.5 bp	2.0 bp	3.0 bp	5.4 bp	11.6 bp	17.3 bp	26.8 bp	24.1 bp	3.0 bp	20.1 bp

(1)	Based on the total mortgage portfolio, excluding Freddie Mac Structured Transactions, non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(2)	Single-family delinquencies are based on the number of mortgages 90 days or more delinquent or in foreclosure while multifamily delinquencies are based on net carrying value of mortgages 90 days or more delinquent or in foreclosure. Includes delinquencies on mortgage loans where the lender or third party retains the largest portion of the default risk. Delinquencies exclude mortgage loans whose original contractual terms have been modified under an agreement with the borrower as long as the borrower complies with the modified contractual terms.
(3)	Based on loans held by us on our consolidated balance sheet as well as those underlying our PCs, Structured Securities and other mortgage guarantees. Excludes Structured Transactions and that portion of Structured Securities that is backed by Ginnie Mae Certificates.
(4)	For more information on our foreclosure alternatives and loss mitigation activities see “Item 7. — CREDIT RISKS — Loss Mitigation Activities” in our Form 10-K filed March 11, 2009.
(5)	For more information on our non-performing assets see “Item 7. — CREDIT RISKS — Non-Performing Assets” in our Form 10-K filed March 11, 2009.
(6)	Loan loss reserves equals the sum of allowance for loan losses (consolidated balance sheets — Line 8) and reserve for guarantee losses on Participation Certificates (consolidated balance sheets — Line 24).
(7)	Provision for credit losses includes our provision for losses incurred on our mortgage loans held for investment, which are a component of our mortgage-related investments portfolio, and our provision for guarantee losses incurred on mortgage loans underlying our issued PCs and Structured Securities.
(8)	Equal to REO operations income (expense) (Line 21) plus Charge-offs, net (Lines 24 and 25) plus amounts previously transferred to reduce the carrying value of loans purchased under financial guarantees. The previously transferred reserves totaled $156 million and $377 million for the years ended December 31, 2007 and 2008, respectively. Excludes other market-based credit losses recognized on our consolidated statements of operations, including losses on loans purchased, losses on certain credit guarantees, securities administrator loss on investment activity and other than temporary impairments on our mortgage-related investments portfolio.
(9)	Calculated using the average total mortgage portfolio, excluding non-Freddie Mac mortgage-related securities and that portion of Structured Securities that is backed by Ginnie Mae Certificates.

FREDDIE MAC
SINGLE-FAMILY NON-CREDIT-ENHANCED DELINQUENCY AND FORECLOSURE ACTIVITY BY REGION(1)
TABLE 7
(unaudited)

		4Q 2007		1Q 2008		2Q 2008		3Q 2008		4Q 2008
		Number of Loans		Number of Loans		Number of Loans		Number of Loans		Number of Loans
Line:		(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)	(in thousands)	Percent(3)

	Northeast(2)

1	Total number of loans	2,310		2,340		2,339		2,341		2,332

2	Delinquent three or more payments	4	0.19%	4	0.19%	6	0.24%	8	0.35%	12	0.53%
3	Foreclosures approved and in-process	5	0.20%	6	0.26%	6	0.29%	8	0.34%	10	0.43%

4	Total delinquent loans	9	0.39%	10	0.45%	12	0.53%	16	0.69%	22	0.96%

	Southeast(2)

5	Total number of loans	1,937		1,971		1,951		1,955		1,950

6	Delinquent three or more payments	6	0.28%	6	0.30%	7	0.37%	10	0.50%	16	0.82%
7	Foreclosures approved and in-process	6	0.31%	9	0.46%	12	0.61%	16	0.81%	21	1.04%

8	Total delinquent loans	12	0.59%	15	0.76%	19	0.98%	26	1.31%	37	1.86%

	North Central(2)

9	Total number of loans	2,312		2,313		2,323		2,305		2,289

10	Delinquent three or more payments	5	0.21%	5	0.21%	6	0.24%	8	0.32%	11	0.49%
11	Foreclosures approved and in-process	6	0.27%	7	0.31%	8	0.35%	9	0.40%	11	0.49%

12	Total delinquent loans	11	0.48%	12	0.52%	14	0.59%	17	0.72%	22	0.98%

	Southwest(2)

13	Total number of loans	1,368		1,393		1,362		1,364		1,361

14	Delinquent three or more payments	2	0.17%	2	0.15%	2	0.19%	3	0.24%	5	0.40%
15	Foreclosures approved and in-process	2	0.15%	3	0.18%	3	0.19%	3	0.22%	4	0.28%

16	Total delinquent loans	4	0.32%	5	0.33%	5	0.38%	6	0.46%	9	0.68%

	West(2)

17	Total number of loans	2,121		2,169		2,192		2,212		2,218

18	Delinquent three or more payments	4	0.19%	5	0.23%	7	0.30%	11	0.50%	19	0.86%
19	Foreclosures approved and in-process	5	0.23%	8	0.36%	11	0.50%	13	0.58%	18	0.81%

20	Total delinquent loans	9	0.42%	13	0.59%	18	0.80%	24	1.08%	37	1.67%

	Total

21	Total number of loans	10,048		10,186		10,168		10,177		10,150

22	Delinquent three or more payments	21	0.21%	22	0.22%	28	0.27%	40	0.39%	64	0.64%
23	Foreclosures approved and in-process	24	0.24%	33	0.32%	40	0.40%	49	0.48%	64	0.62%

24	Total delinquent loans	45	0.45%	55	0.54%	68	0.67%	89	0.87%	128	1.26%

25	90-day or more delinquency to REO, transition rate(4)		15.9%		17.6%		22.8%		25.4%		25.5%

(1)	Includes single-family non-credit-enhanced mortgage loans in our mortgage-related investments portfolio and those underlying our guaranteed PCs and Structured Securities issued, but excluding Structured Transactions and that portion of Structured Securities backed by Ginnie Mae Certificates.
(2)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).
(3)	Percentages are calculated based on loan counts.
(4)	Calculated based on all loans that have been reported as 90 days or more delinquent or in foreclosure in the preceding year, which have transitioned to REO. The rate excludes other dispositions that can result in a loss, such as short-sales and deed-in-lieu transactions.

FREDDIE MAC
REAL ESTATE OWNED (REO) ACTIVITY
TABLE 8
(unaudited)

										Full Year
Line:		1Q 2007	2Q 2007	3Q 2007	4Q 2007	1Q 2008	2Q 2008	3Q 2008	4Q 2008	2007	2008

	Property Units, by Region:(1)

	Northeast
1	Beginning Balance	622	702	828	1,118	1,474	2,119	2,429	2,793	622	1,474
2	Properties Acquired	396	492	644	804	1,267	1,310	1,485	1,063	2,336	5,125
3	Properties Disposed	(316)	(366)	(354)	(448)	(622)	(1,000)	(1,121)	(1,103)	(1,484)	(3,846)

4	Ending Property Inventory	702	828	1,118	1,474	2,119	2,429	2,793	2,753	1,474	2,753

	Southeast
5	Beginning Balance	1,753	1,896	1,960	2,243	2,686	3,259	3,924	4,851	1,753	2,686
6	Properties Acquired	987	1,123	1,276	1,556	1,983	2,614	3,231	2,897	4,942	10,725
7	Properties Disposed	(844)	(1,059)	(993)	(1,113)	(1,410)	(1,949)	(2,304)	(2,576)	(4,009)	(8,239)

8	Ending Property Inventory	1,896	1,960	2,243	2,686	3,259	3,924	4,851	5,172	2,686	5,172

	North Central
9	Beginning Balance	4,466	4,871	5,065	5,540	6,121	7,113	7,763	9,050	4,466	6,121
10	Properties Acquired	2,078	2,137	2,376	2,584	3,137	3,445	3,995	3,101	9,175	13,678
11	Properties Disposed	(1,673)	(1,943)	(1,901)	(2,003)	(2,145)	(2,795)	(2,708)	(2,900)	(7,520)	(10,548)

12	Ending Property Inventory	4,871	5,065	5,540	6,121	7,113	7,763	9,050	9,251	6,121	9,251

	Southwest
13	Beginning Balance	1,741	1,833	1,867	1,987	2,230	2,545	2,651	2,924	1,741	2,230
14	Properties Acquired	957	940	951	1,129	1,370	1,465	1,616	1,235	3,977	5,686
15	Properties Disposed	(865)	(906)	(831)	(886)	(1,055)	(1,359)	(1,343)	(1,398)	(3,488)	(5,155)

16	Ending Property Inventory	1,833	1,867	1,987	2,230	2,545	2,651	2,924	2,761	2,230	2,761

	West
17	Beginning Balance	203	348	540	1,028	1,883	3,383	5,262	8,474	203	1,883
18	Properties Acquired	220	321	658	1,211	2,182	3,576	5,556	4,003	2,410	15,317
19	Properties Disposed	(75)	(129)	(170)	(356)	(682)	(1,697)	(2,344)	(3,068)	(730)	(7,791)

20	Ending Property Inventory	348	540	1,028	1,883	3,383	5,262	8,474	9,409	1,883	9,409

	Total
21	Beginning Balance	8,785	9,650	10,260	11,916	14,394	18,419	22,029	28,092	8,785	14,394
22	Properties Acquired	4,638	5,013	5,905	7,284	9,939	12,410	15,883	12,299	22,840	50,531
23	Properties Disposed	(3,773)	(4,403)	(4,249)	(4,806)	(5,914)	(8,800)	(9,820)	(11,045)	(17,231)	(35,579)

24	Ending Property Inventory	9,650	10,260	11,916	14,394	18,419	22,029	28,092	29,346	14,394	29,346

	REO Balance, Net (dollars in millions)

	Single-family property, by region(1):
25	Northeast	$84	$114	$170	$247	$358	$381	$402	$374	$247	$374
26	Southeast	148	174	226	293	330	373	451	460	293	460
27	North Central	405	436	490	542	619	636	715	720	542	720
28	Southwest	169	173	198	233	253	253	266	255	233	255
29	West	65	117	237	421	654	937	1,365	1,399	421	1,399

30	Total single-family property	871	1,014	1,321	1,736	2,214	2,580	3,199	3,208	1,736	3,208
31	Total multifamily property	7	6	—	—	—	—	24	47	—	47

32	Total REO Balance, Net	$878	$1,020	$1,321	$1,736	$2,214	$2,580	$3,223	$3,255	$1,736	$3,255

(1)	Region Designation: Northeast (CT, DE, DC, MA, ME, MD, NH, NJ, NY, PA, RI, VT, VA, WV); Southeast (AL, FL, GA, KY, MS, NC, PR, SC, TN, VI); North Central (IL, IN, IA, MI, MN, ND, OH, SD, WI); Southwest (AR, CO, KS, LA, MO, NE, NM, OK, TX, WY); West (AK, AZ, CA, GU, HI, ID, MT, NV, OR, UT, WA).